UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2009

INTERNATIONAL SPEEDWAY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-2384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 West International Speedway Boulevard, Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
                Item 7.01 Regulation FD Disclosure
Section 8 — Other Items
               Item 8.01 Other Items
On June 3, 2009 the Company issued a press release which announced that it has entered into a definitive settlement agreement with the Internal Revenue Service in connection with the previously disclosed federal income tax examination for its 1999 through 2005 fiscal years. The Company also announced that it plans to immediately reactivate its previously authorized open market share repurchase programs.
A copy of the release is attached as an exhibit to this report.

Section 9 — Financial Statements and Exhibits
               Item 9.01 Financial Statements and Exhibits

		Description of
	Exhibit Number	Exhibit	Filing Status
1	(99.1)	Press Release	Attached herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date: June 3, 2009	By:	/s/ Brett M. Scharback
Brett M. Scharback
Deputy General Counsel